UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 11, 2021

Utz Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38686	85-2751850
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 High Street
Hanover, PA 17331
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (717) 637-6644

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	UTZ	New York Stock Exchange
Warrants to purchase one share of Class A Common Stock	UTZ.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

As previously announced, on December 14, 2020, Utz Brands, Inc. (the “Company”) announced the redemption of all of its outstanding warrants (the “Redeemable Warrants”) to purchase shares of the Company’s Class A Common Stock that were issued under the Warrant Agreement, dated as of October 4, 2018 (the “Warrant Agreement”), by and among the Company and Continental Stock Transfer & Trust Company, as warrant agent, as part of the units sold in Collier Creek Holdings’ initial public offering and pursuant to the Forward Purchase Agreements, dated as of September 7, 2018, among the Company, Collier Creek Partners LLC (the “Sponsor”) and certain of the Company’s current and former independent directors at a redemption price of $0.01 per Public Warrant for those Redeemable Warrants that remain outstanding following 5:00 p.m. New York City time on January 14, 2021. Private Placement Warrants (as such term is defined in the Warrant Agreement) still held by Permitted Transferees (as such term is defined in the Warrant Agreement) of the Sponsor, are not subject to this redemption.

On January 11, 2021, the Company issued a press release announcing that, as of January 8, 2021, approximately 11.4 million Redeemable Warrants had been exercised. If the remaining approximately 4.4 million Redeemable Warrants are not exercised prior to January 14, 2021, they will be redeemed on that date at the redemption price of $0.01 per warrant. A copy of the press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Neither this Current Report on Form 8-K nor the press release attached hereto as Exhibit 99.1 constitute an offer to sell or the solicitation of an offer to buy any Company securities, and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 9.01.     Financial Statement and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated January 11, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Utz Brands, Inc.

Dated: January 11, 2021
By: /s/ Cary Devore

Name: Cary Devore
Title: Executive Vice President, Chief Financial Officer